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                                                                    Exhibit 10.2


                      FORM OF STOCKHOLDER LOCK-UP AGREEMENT

         THIS STOCKHOLDER LOCK-UP AGREEMENT ("Agreement") is made effective as of March 25, 1999, among American Mobile Surgical Services, Inc., a Florida corporation ("AMSS"), U.S. Medical Group, Inc., a Nevada corporation ("USMG") and the undersigned stockholder ("Stockholder").

         USMG and AMSS are party to an Agreement and Plan of Merger, pursuant to which AMSS will merge with USMG Acquisition Corp., a Florida corporation and wholly-owned subsidiary of USMG (the "Merger"). Pursuant to the Merger, holders of AMSS common stock will receive 10,000,000 shares of USMG common. As a condition to receipt of the Merger Consideration, each holder of AMSS common stock is required under the Merger Agreement to execute this Agreement.

         As used herein, the term "Restricted Stock" means (i) all USMG common stock included in the Merger Consideration, (ii) all USMG common stock issued as a dividend on, or in exchange for or conversion of, the foregoing.

         In consideration of the mutual promises, covenants and conditions set forth below, the parties mutually agree as follows:

         1. RESTRICTED STOCK BOUND. All shares of Restricted Stock acquired by Stockholder in connection with the Merger shall be subject to the terms and restrictions set forth in this Agreement. No shares of Restricted Stock may be transferred by Stockholder in any manner except in strict accord with the terms of this Agreement.

         2. LOCK-UP. The Stockholder agrees not to effect any sale or transfer of the Restricted Stock until the one-year anniversary of the Merger.

         3. STOCK HELD BY ESCROW AGENT. To ensure compliance with the terms of this Agreement, the share certificates representing the Restricted Stock shall be deposited with Blair & Roach, counsel to USMG, as escrow agent (or a substitute escrow agent selected by USMG), until the one-year anniversary date of the Merger.

         4. AMENDMENT. This Agreement may be amended or modified only by a written instrument executed by the parties hereto.

         5. WAIVER. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by TransGlobal Financial Corporation.

         6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.


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         7.   GOVERNING LAW. This Agreement shall be governed by the laws of the
State of New York.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


AMERICAN MOBILE SURGICAL SERVICES, INC.,    U.S. MEDICAL GROUP, INC.,
 a Florida corporation                      a Nevada corporation


By: /s/                                     By:  /s/
   ------------------------------------        -------------------------------

Title:                                      Title:
      ---------------------------------           ----------------------------


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